Exhibit 32.1


                                 CERTIFICATION
          PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Eric Wildstein certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Annual Report on Form 10-K of Regal Group, Inc. (the "Company") for the fiscal year ended February 28, 2010 ( the "Report") fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 25, 2010


/s/ Eric Wildstein
ERIC WILDSTEIN
President, Chief Executive Officer
and Director